UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2019

FS Investment Corporation II

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00926 (Commission File Number)	80-0741103 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 29, 2019, Cooper River LLC, a wholly-owned special-purpose financing subsidiary of FS Investment Corporation II, entered into an Omnibus Sixth Amendment to Amended and Restated Credit and Security Agreement and Lender Fee Letter (the “Amendment”) amending the revolving credit facility originally entered into on May 29, 2015 with Citibank N.A., as administrative agent, the lenders party thereto, Citibank, N.A., acting through its agency & trust division, as collateral custodian and collateral agent, and Virtus Group, LP, as collateral administrator.

The Amendment, among other things, extended the end of the reinvestment period from March 31, 2019 to June 30, 2019 and set the final maturity date at March 31, 2021.

The foregoing description of Amendment as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of such agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1	Omnibus Sixth Amendment to Amended and Restated Credit and Security Agreement and Lender Fee Letter, dated as of March 29, 2019, between Cooper River LLC, as borrower, Citibank N.A., as administrative agent, the lenders party thereto, Citibank, N.A., acting through its agency & trust division, as collateral custodian and collateral agent, and Virtus Group, LP, as collateral administrator.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation II

Date:	April 3, 2019	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Omnibus Sixth Amendment to Amended and Restated Credit and Security Agreement and Lender Fee Letter, dated as of March 29, 2019, between Cooper River LLC, as borrower, Citibank N.A., as administrative agent, the lenders party thereto, Citibank, N.A., acting through its agency & trust division, as collateral custodian and collateral agent, and Virtus Group, LP, as collateral administrator.